Back to 10-Q
PROMISSORY NOTE

$88,000,000.00	March ___, 2007

FOR VALUE RECEIVED, the undersigned limited liability companies and limited partnerships, having an address at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 (collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of CAPMARK BANK, a Utah industrial bank, having an address at 6955 Union Park Center, Suite 330, Midvale, Utah 84047, together with its successors and assigns or, if this Note has then been endorsed “to bearer,” to the bearer of this Note (collectively the “Lender”), at Lender’s said address or at such other place or to such other person as may be designated in writing to Borrower by Lender, the principal sum of Eighty-eight Million and No/100 Dollars ($88,000,000.00) (the “Loan”), together with interest on the unpaid balance thereof at the rate hereinafter set forth. Capitalized terms used herein without definition shall have the meaning given to such terms in the Loan Agreement (defined herein).

ON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

Section 1.  Interest Rate.

1.1  Initial Note Rate. Interest shall accrue on the outstanding principal balance of the Loan from and after the date hereof (“Closing Date”) at the rate of ______ (___) and _____ percent (________%) per annum (“Note Rate”). If the Loan is funded on a date other than the first (1st) day of a calendar month, Borrower shall pay to Lender at the time of funding of the Loan an interest payment calculated by multiplying (i) the number of days from and including the Closing Date to (and including) the last day of the current month by (ii) the Initial Note Rate calculated based on a 360 day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated.

1.2  Calculation Basis; Interest Accrual Period. Interest on the outstanding principal balance of the Loan shall be calculated utilizing a 360 day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. As used herein, “Interest Accrual Period” shall mean the period beginning on the 1st day of a month through the end of such month.

1.3  Default Interest Rate. If Borrower fails to make any payment of principal, interest or fees on the date on which such payment becomes due and payable whether at maturity or by acceleration, or if an Event of Default exists, the Note Rate then payable on the Loan shall immediately increase to the Note Rate plus five hundred (500) basis points (the “Default Rate”) and shall continue to accrue at the Default Rate until full payment of all amounts then due is received or such Event of Default is cured or waived in writing by Lender. Interest at the Default Rate shall also accrue on any judgment obtained by Lender in connection with collection of the Loan or enforcement of any obligations due under the Loan Documents until such judgment is paid in full.

1.4  Adjustments due to Calculation Errors. This Note shall bear interest at the Note Rate; provided, however, that, if Lender at any time determines, in the sole but reasonable exercise of its discretion that it has miscalculated the amount of the monthly payment of principal and/or interest (whether because of a miscalculation of the interest or otherwise), Lender shall give notice to Borrower of the corrected amount of such monthly payment (and the corrected amount of interest, if applicable) and (a) if the corrected amount of such monthly payment represents an increase thereof, Borrower shall, within ten (10) calendar days after the date of such notice, pay to Lender any sums that Borrower would have otherwise been obligated under this Note to pay to Lender had the amount of such monthly payment not been miscalculated or (b) if the corrected amount of such monthly payment represents a decrease thereof, and Borrower is not otherwise in breach or default under any of the terms and provisions of the Note, the Loan Agreement of even date herewith by and between Borrower and Lender (the “Loan Agreement”) or any of the other Loan Documents, Borrower shall, within ten (10) calendar days thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of such monthly payment not been miscalculated.

1.5  Adjustment for Impositions on Loan Payments. All payments made by Borrower under this Note and the other Loan Documents (described in Section 8.1.1 below) shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions, withholdings and liabilities, collectively, “Applicable Taxes”). If Borrower shall be required by law to deduct any Applicable Taxes from or in respect of any sum payable hereunder to Lender, the following shall apply: (i) Borrower shall make all such required deductions and shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (ii) the sum payable to Lender shall be increased in an amount determined by Lender in its sole discretion, as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.7), Lender receives an amount equal to the sum Lender would have received had no such deductions been made. Payments made pursuant to this Section 1.5 shall be made within ten (10) Business Days after Lender makes written demand therefore.

1.6  Increased Costs of Maintaining Interest. Borrower shall pay to Lender all Funding Losses incurred from time to time by Lender upon demand. Lender shall deliver to Borrower a statement for any such sums to which Lender is entitled to receive pursuant to this Section 1.6, which statement shall be binding and conclusive absent manifest error. Payment of Funding Losses hereunder shall be in addition to any obligation to pay any other fee in circumstances where such fee(s) would be due and owing under the Loan Documents. For purposes hereof, “Funding Losses” shall mean the reduction of any amounts received or receivable from Borrower, in either case, due to the introduction of, or any change in, law or applicable regulation or treaty (including the administration or interpretation thereof), whether or not having the force of law, or due to the compliance by Lender with any directive, whether or not having the force of law, or request from any central bank or domestic or foreign governmental authority.

1.7  Acceleration. Notwithstanding anything to the contrary contained herein, if Borrower is prohibited by law from paying any amount due to Lender under Section 1.5 or Section 1.6 hereof, Lender may elect to declare the unpaid principal balance of the Loan, together with all unpaid interest accrued thereon and any other amounts due hereunder, due and payable within one hundred twenty (120) days of Lender’s written notice to Borrower and no Exit Fee (defined in Section 5 below) shall be due in such event. Lender’s delay or failure in accelerating the Loan upon the discovery or occurrence of an event under Section 1.5 or Section 1.6 shall not be deemed a waiver or estoppel against the exercise of such right.

Section 2.  Note Payments and Prepayment Rights.

2.1  Note Payments and Payment Dates. Commencing on the 1st day of May, 2007, and continuing on the first (1st) day of each successive month thereafter, provided that, if the first (1st) day of any month is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day (each being a “Payment Date”), through and including the Payment Date immediately prior to the Maturity Date, Borrower shall make (i) thirty-six (36) consecutive monthly payments of interest only at the Note Rate based upon the principal outstanding during the Interest Accrual Period in which the applicable Payment Date occurs, and any other amounts due under the Loan Documents, and (ii) thereafter, consecutive monthly principal payments in an amount necessary to fully amortize the original principal balance of the Loan over a twenty five (25) year amortization period based upon the actual number of days in each month and a three hundred and sixty (360) day year, together with interest at the Note Rate, and any other amounts due under the Loan Documents.

2.2  Prepayment.

2.2.1  Open Date. Borrower acknowledges that Lender is making the Loan to it at the interest rate and upon the other terms herein set forth in reliance upon Borrower’s promise to pay the Loan over the full stated term of this Loan Agreement and that Lender may suffer loss or other detriment if Borrower were to prepay all or any portion of the Note prior to its stated Maturity Date. Except as provided in this Section 2.2, Borrower agrees that Borrower has no right to prepay all or any part of the Loan prior to the Maturity Date. At any time on and after the twenty-fourth (24th) Payment Date (the “Open Date”), Borrower may prepay the Loan in whole, but not in part, provided Borrower pays with such prepayment (a) all accrued interest and all other outstanding amounts (including, without limitation, the Exit Fee) then due and unpaid under this Note and under the other Loan Documents, and (b) if the prepayment is not made on a Payment Date, Borrower pays with such prepayment the full interest amount that would have accrued for the period from the date of prepayment through the day prior to the next Payment Date. Lender is not obligated to accept any prepayment unless accompanied by amounts required hereunder.

2.2.2  Prepayment Yield Maintenance Premium. Borrower, at its option, may prepay the Loan in whole, but not in part, by delivery of the outstanding balance of the Loan together with the Yield Maintenance Premium (as defined in Section 2.2.3 below) to Lender on any Payment Date following the Open Date and obtain a release (a “Release”) of the Property from the lien of the Mortgage; provided that Borrower satisfies all of the conditions of this Section 2.2.2.

(i) Conditions to Release. Borrower may cause a Release upon the satisfaction of the following conditions (all as reasonably approved by Lender):

(A)	no Event or Default shall exist under any of the Loan Documents.

(B)
not less than forty-five (45) (but not more than ninety (90) days prior written notice shall be given to Lender specifying a date (such date being on a Payment Date) on which the Yield Maintenance Premium is to be delivered (the “Release Date”).

(C)
all accrued and unpaid interest and all other sums due under this Note, the Loan Agreement and under the other Loan Documents up to the Release Date including, without limitation, all fees, costs and expenses incurred by Lender and its agents in connection with such Release shall be paid in full on or prior to the Release Date.

(D)
Forms of all documents necessary to release the Property from the liens created by the Security Instrument and related UCC financing statements (collectively, “Release Instruments”), each in appropriate form required by the state in which the Property is located.

(E)	Such other certificates, confirmations, documents or instruments as Lender reasonably deems necessary in connection with the Release.

(ii) Release Costs and Expenses. Borrower shall pay all reasonable costs and expenses incurred by Lender in connection with a Release, which payment is required prior to Lender’s issuance of the Release and whether or not the Release is completed. Such expenses include, without limitation, the reasonable fees and disbursements of Lender’s legal counsel and a processing fee to cover Lender’s administrative costs to process Borrower’s Release request. Lender reserves the right to require that Borrower post a deposit to cover costs which Lender reasonably anticipates will be incurred.

2.2.3  Prohibited Prepayment Prior to Open Date. Except as otherwise set forth in Section 2.2.2 or Section 2.2.4, if payment of all or any part of the principal balance of the Loan is tendered by Borrower, a purchaser at foreclosure, a Guarantor, or any other Person prior to the Open Date, whether by reason of acceleration of the Loan or otherwise (a “Prohibited Prepayment”), such tender shall be deemed an attempt to circumvent the prohibition against prepayment set forth in Section 2.2.1 and, at Lender’s option, shall be an Event of Default. If a Prohibited Prepayment occurs and is accepted voluntarily or otherwise by Lender, then, in addition to all other rights and remedies available to Lender upon an Event of Default, a Prohibited Prepayment Fee (as defined below) shall be due to compensate Lender for damages suffered as a result of the Prohibited Prepayment, such amount shall be due in addition to the outstanding principal balance, all accrued and unpaid interest and other outstanding amounts due under the Loan Documents. The “Prohibited Prepayment Fee” shall be a prepayment premium equal to:

(i)	three percent (3%) of the outstanding principal balance of Note, plus

(ii)	the Yield Maintenance Premium (as defined below).

The “Yield Maintenance Premium” shall be equal to the greater of (i) one percent (1%) of the outstanding principal balance of the Note or (ii) the excess, if any, of (A) the present value (“PV”) of all scheduled interest and principal payments due on each Payment Date in respect of the Loan for the period from the date of such accepted prepayment to the Maturity Date, including the principal amount of the Loan scheduled to be due on the Maturity Date, discounted at an interest rate per annum equal to the Index (defined below), based on a 360-day year of twelve 30-day months, over (B) the principal amount of the Loan outstanding immediately before such accepted prepayment [i.e., (PV of all future payments) - (principal balance at time of acceleration)]. The foregoing amount shall be calculated by Lender and shall be conclusive and binding on Borrower (absent manifest error).

For purposes hereof, “Index” means the average yield for “treasury constant maturities” published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (“FRB Release”), for the second full week preceding the date of acceleration of the Maturity Date for instruments having a maturity coterminous with the remaining term of the Loan. If the FRB Release is no longer published, Lender shall select a comparable publication to determine the Index. If there is no Index for instruments having a maturity coterminous with the remaining term of the Loan, then the weighted average yield to maturity of the Indices with maturities next longer and shorter than such remaining average life to maturity shall be used, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward).

2.2.4  Prepayment as a Result of a Casualty or Condemnation or Charges on Lender. Prepayments arising from Lender’s application of insurance proceeds upon the occurrence of a Casualty or the application of a condemnation award upon the occurrence of a Condemnation may be made prior to the Open Date without being deemed a Prohibited Prepayment and, whenever made, without payment of a Prohibited Prepayment Fee.

2.2.5  Notice Irrevocable. Notwithstanding any provision of this Note to the contrary, Borrower’s notice of prepayment in accordance with Section 2.2.2 above shall be irrevocable, and the principal balance to be prepaid shall be absolutely and unconditionally due and payable on the date specified in such notice.

2.3  Payment Debit Account. During the term of the Loan, Borrower shall establish and maintain a deposit account (the “Payment Debit Account”) with a bank or financial institution acceptable to Lender and authorize such bank or financial institution to permit Lender to debit the Payment Debit Account from time to time without limitation and without further notice, consent or instructions from Borrower. In the absence of an Event of Default (as defined below), Lender shall make transfers from the Payment Debit Account only for payment of principal, interest and deposits to reserves and escrows due from Borrower on a Payment Date under the Note, the Loan Agreement or any of the other Loan Documents. Borrower solely will be responsible for maintaining funds in the Payment Debit Account which are sufficient to pay the aggregate amounts due under the Loan Documents on each Payment Date. If sufficient funds are not available in the Payment Debit Account to make the full payment when due, Lender shall not be required to notify Borrower or demand that Borrower pay the deficiency prior to declaring an Event of Default. Debits made by Lender from the Payment Debit Account for less than the full monthly payment amount will not release Borrower from Borrower's obligations to pay the full amount due nor be deemed a waiver of Lender's right to collect the full payment amount or to declare an Event of Default. Debits made by Lender from the Payment Debit Account following the occurrence of any Event of Default under the Loan Documents will not be deemed a waiver of that default by Lender or otherwise prejudice, in any manner, Lender's rights or remedies with respect thereto. Lender will have the right, upon reasonable prior notice to Borrower, to discontinue debiting payments from the Payment Debit Account for the purposes set forth herein and, if at any time such debiting has been discontinued, to reinstate the requirement that Borrower maintain a Payment Debit Account in accordance with the terms of this Note. Borrower will not be permitted to close, or permit the Payment Debit Account to be closed, without Lender's prior written consent unless the Loan has been satisfied in full. To the extent there are any inconsistencies between this Section 2.3 and any lockbox, deposit account or other cash management agreement executed by Borrower in connection with the Loan, the terms of such lockbox, deposit account or other cash management agreement, as applicable, shall govern and control.

Section 3.  Application of Payments. Payments made by Borrower on account hereof shall be applied, first, toward any Late Fees (defined in Section 8.3 below) or other fees and charges due hereunder, second, toward payment of any interest due at the Default Rate, third, toward payment of any interest due at the Note Rate, and fourth, toward payment of principal. Notwithstanding the foregoing, if any advances made by Lender under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Lender, be applied, first, to repay such advances and interest thereon, with the balance, if any, applied as set forth in the preceding sentence.

Section 4.  Maturity Date. Anything in this Note to the contrary notwithstanding, the entire unpaid balance of the principal amount hereof and all interest accrued thereon through the end of the current Interest Accrual Period and including interest accruing at the Default Rate, to and including the Maturity Date (as defined below) together with all fees, costs and amounts due and payable under the Loan Documents shall, unless sooner paid, and except to the extent that payment thereof is sooner accelerated, be and become due and payable on April 1, 2012 (the “Maturity Date”); provided that if the first (1st) day of that month is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day.

Section 5.  Exit Fee. As consideration of Lender’s making of the Loan to Borrower, Borrower agrees to pay a deferred financing fee (“Exit Fee”) to Lender in an amount equal to one percent (1.0%) of the original principal amount of the Loan. Although the Exit Fee is earned in full on the date hereof, Lender hereby agrees to defer payment of the Exit Fee until the earlier of (a) the date when full repayment of the Loan occurs, (b) the Maturity Date, or (c) the date on which the Loan has been accelerated following an Event of Default. Notwithstanding the sale or transfer of the Loan by Capmark Bank, in whole or in part, to a successor lender, unless Capmark Bank has transferred its interest in the Exit Fee to its successors or assigns as Lender, the Exit Fee shall be payable to Capmark Bank. Notwithstanding the foregoing, if Borrower refinances the Loan with the proceeds of a loan funded by, or arranged for Borrower by, Capmark Finance Inc., or Capmark Bank, and Capmark Finance Inc., or Capmark Bank receives a contractually agreed upon sum in connection with the financing or arrangement thereof, then no Exit Fee shall be due. Borrower acknowledges that neither Capmark Finance Inc., nor Capmark Bank, has any obligation to make such loan.

Section 6.  Delivery of Payments. All payments due to Lender under the Loan Documents are to be paid in lawful tender of the United States of America, in immediately available funds, directly to Lender at Lender’s office located at 116 Welsh Road, P.O. Box 809, Horsham, Pennsylvania 19044, Attn: Servicing - Accounting Manager, or at such other place as Lender may designate to Borrower in writing from time to time. All amounts due under the Loan Documents shall be paid without setoff, counterclaim or any other deduction whatsoever. No payment due under this Note or any of the other Loan Documents shall be deemed paid to Lender until received by Lender at its designated office on a Business Day prior to 2:00 p.m. Eastern Standard Time. Any payment received after the time established by the preceding sentence shall be deemed to have been paid on the immediately following Business Day. Each payment that is paid to Lender within ten (10) days prior to the date on which such payment is due, and prior to its scheduled Payment Date, shall not be deemed a prepayment and shall be deemed to have been received on the Payment Date solely for the purpose of calculating interest due. If any payment received by Lender is deemed by a court of competent jurisdiction to be a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, and is required to be returned by Lender, then the obligation to make such payment shall be reinstated, notwithstanding that the Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.

Section 7.  Security.

The debt evidenced by this Note is to be secured by, among other things, (a) twelve (12) separate mortgages and deeds of trusts (collectively, the “Mortgage”) by each Borrower, for the benefit of Lender, and (b) a Payment and Performance Guaranty Agreement of even date herewith (the“Guaranty Agreement”), given by Emeritus Corporation (the “Guarantor”), for the benefit of Lender.

Section 8.  Default.

8.1  Events of Default. Anything in this Note to the contrary notwithstanding, on the occurrence of any of the following events (each of which is referred to herein, together with each of the Events of Default defined and described in the Loan Agreement and the Mortgage as an “Event of Default”), Lender may, in the exercise of its sole and absolute discretion, accelerate the debt evidenced by this Note, in which event the entire outstanding principal balance and all interest and fees accrued thereon shall immediately be and become due and payable without further notice:

8.1.1  Failure to Pay or Perform. If (a) any payment of principal and interest is not paid in full on or before the Payment Date on which such payment is due or if the Exit Fee is not paid in full when required, (b) if unpaid principal, accrued but unpaid interest and all other amounts outstanding under the Loan Documents are not paid in full on or before the Maturity Date or (c) there exists an uncured default under any of the Loan Documents which has been executed by Borrower and/or Guarantor and/or Manager, and such default is not cured within the grace or cure period, if any, provided in any of such Loan Documents.

8.1.2  Bankruptcy.

(a)  If Borrower or Guarantor or Manager  (i) applies for or consents to the appointment of a receiver, trustee or liquidator of Borrower or Guarantor or Manager, as the case may be, or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment for the benefit of creditors, (iv) files a petition or an answer seeking a reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, (v) performs any other act of bankruptcy, or (vi) files an answer admitting the material allegations of a petition filed against Borrower or Guarantor or Manager in any bankruptcy, reorganization or insolvency proceeding; or

(b)  if (i) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating Borrower or Guarantor or Manager a bankrupt or an insolvent, or approving a receiver, trustee or liquidator of Borrower or Guarantor or Manager or of all or a substantial part of its assets, or (ii) there otherwise commences with respect to Borrower or Guarantor or Manager or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute, and if such order, judgment, decree or proceeding continues unstayed for any period of sixty (60) consecutive days after the expiration of any stay thereof.

8.1.3  Judgments. If any judgment for the payment of money in excess of $250,000.00 hereafter awarded against Borrower or Guarantor or Manager by any court of competent jurisdiction remains unsatisfied or otherwise in force and effect for a period of thirty (30) days after the date of such award.

8.2  No Impairment of Rights. Nothing in this Section shall be deemed in any way to alter or impair any right which Lender has under this Note or the Mortgage, or any other Loan Documents, or at law or in equity, to accelerate such debt on the occurrence of any other Event of Default provided herein or therein, whether or not relating to this Note.

8.3  Late Fees. Without limiting the generality of the foregoing provisions of this Section, if any payment due on a Payment Date is not received in full on or before the Payment Date, Borrower shall pay to Lender, immediately and without demand, a late payment charge, for each month during which such payment delinquency exists, equal to five percent (5%) of such amount (“Late Fees”) to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of use of such delinquent payment.

Section 9.  Costs of Enforcement. Borrower shall pay to Lender on demand the amount of any and all expenses incurred by Lender (a) in enforcing its rights hereunder or under the Mortgage and/or the Loan Documents, (b) as the result of the occurrence of an Event of Default by Borrower in performing its obligations under this Note, including but not limited to the expense of collecting any amount owed hereunder, and of any and all attorneys’ fees incurred by Lender in connection with such default, whether suit be brought or not, and (c) in protecting the security for the Loan and Borrower’s obligations under the Loan Documents. Such expenses shall be added to the principal amount hereof, shall be secured by the Mortgage and shall accrue interest at the Default Rate.

Section 10.  Borrower’s Waiver of Certain Rights. Borrower and any endorser, guarantor or surety hereby waives the exercise of any and all exemption rights which it holds at law or in equity with respect to the debt evidenced by this Note, and of any and all rights which it holds at law or in equity to require any valuation, appraisal or marshalling, or to have or receive any presentment, protest, demand and notice of dishonor, protest, demand and nonpayment as a condition to Lender’s exercise of any of its rights under this Note or the Loan Documents.

Section 11.  Extensions. The Maturity Date and/or any other date by which any payment is required to be made hereunder may be extended by Lender, in writing, from time to time in the exercise of its sole discretion, without in any way altering or impairing Borrower’s or Guarantor’s liability hereunder.

Section 12.  General.

12.1  Applicable Law. This Note shall be given effect and construed by application of the laws of the State of Washington (without regard to the principles thereof governing conflicts of laws), and any action or proceeding arising hereunder, and each of Lender and Borrower submits (and waives all rights to object) to non-exclusive personal jurisdiction in the State of Washington, for the enforcement of any and all obligations under the Loan Documents except that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Western District of Washington or any successor federal court having original jurisdiction.

12.2  Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

12.3  Construction. As used herein, (a) the term “person” means a natural person, a trustee, a corporation, a limited liability company, a partnership and any other form of legal entity, and (b) all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Note.

12.4  Severability. No determination by any court, governmental body or otherwise that any provision of this Note or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

12.5  No Waiver. Lender shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing. No delay or omission by Lender in exercising any such right (and no allowance by Lender to Borrower of an opportunity to cure a default in performing its obligations hereunder) shall be deemed a waiver of its future exercise. No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Further, acceptance by Lender of all or any portion of any sum payable under, or partial performance of any covenant of, this Note, the Mortgage or any of the other Loan Documents, whether before, on, or after the due date of such payment or performance, shall not be a waiver of Lender’s right either to require prompt and full payment and performance when due of all other sums payable or obligations due thereunder or hereunder or to exercise any of Lender’s rights and remedies hereunder or thereunder.

12.6  Waiver of Jury Trial; Service of Process; Court Costs. BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, UPON CONSULTATION WITH COUNSEL OF BORROWER’S CHOICE, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER HEREBY IRREVOCABLY DESIGNATES ERIC MENDELSOHN, AND HIS/HER

SUCCESSORS IN OFFICE, AS THE TRUE AND LAWFUL ATTORNEY OF BORROWER FOR THE PURPOSE OF RECEIVING SERVICE OF ALL LEGAL NOTICES AND PROCESS ISSUED BY ANY COURT IN THE STATE OF WASHINGTON AS WELL AS SERVICE OF ALL PLEADINGS AND OTHER DOCUMENTS RELATED TO ANY LEGAL PROCEEDING OR ACTION ARISING OUT OF THIS NOTE. BORROWER AGREES THAT SERVICE UPON SAID ERIC MENDELSOHN SHALL BE VALID REGARDLESS OF BORROWER’S WHEREABOUTS AT THE TIME OF SUCH SERVICE AND REGARDLESS OF WHETHER BORROWER RECEIVES A COPY OF SUCH SERVICE, PROVIDED THAT LENDER SHALL HAVE MAILED A COPY TO BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREIN. BORROWER AGREES TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY’S FEES INCURRED BY LENDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS NOTE. NOTWITHSTANDING THE FOREGOING, LENDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE BORROWER WITH NOTICE OF THE FILING OF ANY LAWSUIT BY LENDER AGAINST BORROWER.

12.7  Offset. Upon the occurrence of an Event of Default, Lender may set-off against any principal and interest owing hereunder, any and all credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, or held by, or in the possession of, Lender, to the credit of or for the account of Borrower, without notice to or consent of Borrower or Guarantor.

12.8  Non-Exclusivity of Rights and Remedies. None of the rights and remedies herein conferred upon or reserved to Lender is intended to be exclusive of any other right or remedy contained herein or in any of the other Loan Documents and each and every such right and remedy shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary or desirable by Lender.

12.9  Incorporation by Reference. All of the agreements, conditions, covenants and provisions contained in each of the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Borrower covenants and agrees to keep and perform, or cause to be kept and performed, all such agreements, conditions, covenants and provisions strictly in accordance with their terms.

12.10  Joint and Several Liability. If Borrower consists of more than one person and/or entity, each such person and/or entity agrees that its liability hereunder is joint and several.

12.11  Business Purpose. Borrower represents and warrants that the Loan evidenced by this Note is being obtained solely for the purpose of acquiring or carrying on a business, professional or commercial activity and is not for personal, agricultural, family or household purposes.

12.12  Interest Limitation. Notwithstanding anything to the contrary contained herein or in the Mortgage or in any other of the Loan Documents, the effective rate of interest on the obligation evidenced by this Note shall not exceed the lawful maximum rate of interest permitted to be paid. Without limiting the generality of the foregoing, in the event that the interest charged hereunder results in an effective rate of interest higher than that lawfully permitted to be paid, then such charges shall be reduced by the sum sufficient to result in an effective rate of interest permitted and any amount which would exceed the highest lawful rate already received and held by Lender shall be applied to a reduction of principal and not to the payment of interest. Borrower agrees that for the purpose of determining highest rate permitted by law, any non-principal payment (including, without limitation, Late Fees and other fees) shall be deemed, to the extent permitted by law, to be an expense, fee or premium rather than interest.

12.13  Modification. This Note may be modified, amended, discharged or waived only by an agreement in writing signed by the party against whom enforcement of such modification, amendment, discharge or waiver is sought.

12.14  Time of the Essence. Time is strictly of the essence of this Note.

12.15  Negotiable Instrument. Borrower agrees that this Note shall be deemed a negotiable instrument, even though this Note may not otherwise qualify, under applicable law, absent this paragraph, as a negotiable instrument.

12.16  Interest Rate after Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, fees, Late Fees and costs) shall bear interest at the Default Rate, to be determined on the date of the entry of the judgment.

12.17  Relationship. Borrower and Lender intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Note or in any of the other Loan Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between Borrower and Lender.

12.18  Waiver of Automatic Stay. BORROWER HEREBY AGREES THAT, IN CONSIDERATION OF LENDER’S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT BORROWER SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED (THE “BANKRUPTCY CODE”), OR SIMILAR LAW OR STATUTE; (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE; (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS; (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR; OR (E) BE THE

SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST ANY BORROWER FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, TO THE EXTENT PERMITTED BY APPLICABLE LAW AND SUBJECT TO COURT APPROVAL, LENDER SHALL THEREUPON BE ENTITLED, AND BORROWER HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO, RELIEF FROM ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND BORROWER HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO OBJECT TO SUCH RELIEF.

12.19  “Business Day”. Any reference to the term Business Day in this Note shall mean any day other than a Saturday, a Sunday, or days when Federal Banks located in the State of New York or Commonwealth of Pennsylvania are closed for a legal holiday or by government directive.

12.20  Successors and Assigns Bound. The obligations set forth in this Note shall be binding upon Borrower and its successors and assigns.

IN WITNESS WHEREOF, each Borrower has duly executed and delivered this Note, or caused it to be duly executed and delivered on its behalf by its duly authorized representatives, on the day and year first above written.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

(SIGNATURE PAGES ARE ATTACHED)

BORROWER:

EMERIHRT HENDERSON LP,
a Delaware limited partnership

By: ESC G.P. II, Inc.,
a Washington corporation
its General Partner

By: /s/Eric Mendelsohn _____
Eric Mendelsohn,
Authorized Signatory

BORROWER:

EMERIHRT MEDICAL CENTER LP,
a Delaware limited partnership

By: ESC G.P. II, Inc.,
a Washington corporation
its General Partner

By: /s/Eric Mendelsohn _____
Eric Mendelsohn,
Authorized Signatory

BORROWER:

EMERIHRT OAKWELL FARMS LP,
a Delaware limited partnership

By: ESC G.P. II, Inc.,
a Washington corporation
its General Partner

By: /s/Eric Mendelsohn ________
Eric Mendelsohn,
Authorized Signatory

BORROWER:

EMERIHRT STONEBRIDGE RANCH LP,
a Delaware limited partnership

By: ESC G.P. II, Inc.,
a Washington corporation
its General Partner

By: _/s/Eric Mendelsohn ________
Eric Mendelsohn,
Authorized Signatory

BORROWER:

EMERIHRT BLOOMSBURG LLC,
a Delaware limited liability company

By: Emeritus Corporation,
a Washington corporation
its Sole Member

By: /s/Eric Mendelsohn Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERIHRT CREEKVIEW LLC,
a Delaware limited liability company

By: Emeritus Corporation,
a Washington corporation
its Sole Member

By: _/s/Eric Mendelsohn _______
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERIHRT DANVILLE LLC,
a Delaware limited liability company

By: Emeritus Corporation,
a Washington corporation
its Sole Member

By: _/s/Eric Mendelsohn ________
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERIHRT GREENSBORO LLC,
a Delaware limited liability company

By: Emeritus Corporation,
a Washington corporation
its Sole Member

By: _/s/Eric Mendelsohn _____
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERIHRT HARRISBURG LLC,
a Delaware limited liability company

By: Emeritus Corporation,
a Washington corporation
its Sole Member

By: _/s/Eric Mendelsohn
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERIHRT HARRISONBURG LLC,
a Delaware limited liability company

By: Emeritus Corporation,
a Washington corporation
its Sole Member

By: /s/Eric Mendelsohn
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERIHRT RAVENNA LLC,
a Delaware limited liability company

By: Emeritus Corporation,
a Washington corporation
its Sole Member

By: _/s/Eric Mendelsohn ___
Eric Mendelsohn,
Director of Real Estate and Legal Affairs

BORROWER:

EMERIHRT ROANOKE LLC,

a Delaware limited liability company

By: Emeritus Corporation,
a Washington corporation
its Sole Member

By: _/s/Eric Mendelsohn ____
Eric Mendelsohn,
Director of Real Estate and Legal Affairs